                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                 EXCHANGE ACT OF 1934 (AMENDMENT NO.          )

FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

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    14a-6(e)(2))
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                              UNIFIRST CORPORATION
                (Name of Registrant as Specified In Its Charter)

                              UNIFIRST CORPORATION
                   (Name of Person(s) Filing Proxy Statement)

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                              UNIFIRST CORPORATION

                                68 JONSPIN ROAD

                        WILMINGTON, MASSACHUSETTS 01887

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                          TO BE HELD JANUARY 12, 1999

     The Annual Meeting of the Shareholders of UniFirst Corporation will be held at BankBoston, N.A., 2nd Floor Conference Center, 100 Federal Street, Boston, MA 02110 on January 12, 1999 at 10:00 A.M. for the following purposes:

        1. To elect two Class II Directors, each to serve for a term of three years;

        2. To consider and act upon any other matters which may properly come before the meeting or any adjournment thereof.

                                            By Order of the Board of Directors



                                            RAYMOND C. ZEMLIN, Clerk

December 3, 1998

     WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES. YOUR PROXY MAY BE REVOKED AT ANY TIME PRIOR TO ITS USE.

                              UNIFIRST CORPORATION

                                68 JONSPIN ROAD

                        WILMINGTON, MASSACHUSETTS 01887

                            ------------------------

                              PROXY STATEMENT FOR

                         ANNUAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON JANUARY 12, 1999
                       AT 10:00 A.M. AT BANKBOSTON, N.A.
       2ND FLOOR CONFERENCE CENTER, 100 FEDERAL STREET, BOSTON, MA 02110

                            ------------------------

GENERAL INFORMATION

     The enclosed proxy is being solicited on behalf of the Board of Directors of UniFirst Corporation (the "Company") for use at the 1999 Annual Meeting of Shareholders to be held on January 12, 1999 (the "Annual Meeting") and at any adjournment thereof. This Proxy Statement, the enclosed proxy and the Company's 1998 Annual Report to Shareholders are being mailed to shareholders on or about December 3, 1998. Any shareholder signing and returning the enclosed proxy has the power to revoke it by giving notice of such revocation to the Company in writing or in the open meeting before any vote with respect to the matters set forth therein is taken. The shares represented by the enclosed proxy will be voted as specified therein if said proxy is properly signed and received by the Company prior to the time of the Annual Meeting and is not properly revoked. The expense of this proxy solicitation will be borne by the Company. In addition to the solicitation of proxies by mail, the directors, officers and employees of the Company may also solicit proxies personally or by telephone without special compensation for such activities. The Company may also request persons, firms and corporations holding shares in their names or in the names of their nominees, which are beneficially owned by others, to send proxy material to and obtain proxies from such beneficial owners. The Company will reimburse such holders for their reasonable expenses.

     The Board of Directors has fixed the close of business on November 20, 1998 as the record date for the determination of the shareholders entitled to notice of, and to vote at, this Annual Meeting and any adjournments thereof. As of the close of business on that date, there were outstanding and entitled to vote 10,216,864 shares of Common Stock, par value $.10 per share ("Common Stock"), and 10,293,744 shares of Class B Common Stock, par value $.10 per share ("Class B Common Stock"). Transferees after such date will not be entitled to vote at the Annual Meeting. Each share of Common Stock is entitled to one vote per share. Each share of Class B Common Stock is entitled to ten votes per share. All actions submitted to a vote of shareholders are voted on by holders of Common Stock and Class B Common Stock voting together as a single class, except for the election of certain Directors and for the approval of matters requiring class votes under the Business Corporations Law of the Commonwealth of Massachusetts.

                           1.  ELECTION OF DIRECTORS

     The Board of Directors of the Company is currently composed of six members, divided into three equal classes, with one class elected each year at the annual meeting of shareholders. The Directors in each class serve for a term of three years and until their successors are duly elected and qualified. As the term of one class expires, a successor class is elected at each annual meeting of shareholders.

     At the 1999 Annual Meeting, two Class II Directors will be elected to serve until the 2002 annual meeting and until their successors are duly elected and qualified. The Board of Directors has nominated Donald J. Evans to be elected by holders of Common Stock, voting as a separate class, to serve as a Class II Director and Ronald D. Croatti to be elected by holders of Common Stock and Class B Common Stock, voting together as a single class, to serve as a Class II Director (collectively, the "Nominees").

     Unless otherwise instructed, the persons named in the proxy will vote the shares to which the proxy relates "FOR" the election of the Nominees to the Board of Directors. While the Company has no reason to believe that either of the Nominees will be unable to serve as a Director, in the event either or both of the Nominees should become unavailable to serve at the time of the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy for such other person or persons as they may in their discretion select. A plurality of the votes cast by holders of shares of Common Stock, voting as a separate class and represented in person or by proxy at the Annual Meeting and entitled to vote thereon, is necessary to elect Donald J. Evans. A plurality of the votes cast by holders of shares of Common Stock and Class B Common Stock, voting together as a single class and represented in person or by proxy at the Annual Meeting and entitled to vote thereon, is necessary to elect Ronald D. Croatti. Consistent with applicable law, the Company intends to count abstentions and broker non-votes only for the purpose of determining the presence or absence of a quorum for the transaction of business. Any shares not voted (whether by abstention, broker non-vote or otherwise) have no impact on the election of Directors, except to the extent that the failure to vote for an individual results in another individual receiving a larger percentage of votes.

     The following table sets forth certain information with respect to the Nominees as well as the other Directors of the Company.

                                                                   DIRECTOR
                                                              AGE   SINCE
CLASS II DIRECTORS -- TERM EXPIRES IN 2002 (NOMINEES)         ---  --------
Ronald D. Croatti (1).......................................  55     1982
  MR. CROATTI joined the Company in 1965. He became director of the Company in 1982 and Vice Chairman of the Board
     in 1986 and has served as Chief Executive Officer since
     1991 and President since August 31, 1995. Mr. Croatti
     has overall responsibility for the management of the
     Company.

Donald J. Evans (2).........................................  72     1973
  MR. EVANS has served as director of the Company since
     1973. He has served as General Counsel and First Deputy
     Commissioner, Massachusetts Department of Revenue,
     since November 1996. Prior to that time, Mr. Evans was
     a partner in the law firm of Goodwin, Procter and Hoar
     LLP, the Company's general counsel.

                                                                   DIRECTOR
                                                              AGE   SINCE
CLASS III DIRECTORS -- TERM EXPIRES IN 2001                   ---  --------
Cynthia Croatti (1).........................................  43     1995
  MS. CROATTI joined the Company in 1980. She has served as
     director since 1995 and Treasurer since 1982 and in
     addition, has primary responsibility for overseeing the
     purchasing and direct sales functions of the Company.

Reynold L. Hoover...........................................  71     1983
  MR. HOOVER has served as director of the Company since
     1983. He has been an Environmental Consultant since
     1995. From 1991 to 1995, Mr. Hoover served as Manager
     of Environmental Affairs for The Stanley Works, a
     manufacturer of hand tools.

CLASS I DIRECTORS -- TERM EXPIRES IN 2000
Aldo Croatti (1)............................................  81     1950
  MR. CROATTI has been Chairman of the Board since the
     Company's incorporation in 1950 and of certain of its
     predecessors since 1940.

Albert Cohen (2)............................................  71     1988
  MR. COHEN has served as director of the Company since
     1989. He has been President of A.L.C. Corp., a
     consultancy, since September 1998. Prior to that time,
     Mr. Cohen was Chairman of the Board and Chief Executive
     Officer of Electronic Space Systems Corporation, a
     manufacturer of aerospace ground equipment.

---------------

(1) Ronald Croatti and Cynthia Croatti are the son and daughter, respectively, of Aldo Croatti.

(2) The Company has designated Messrs. Evans and Cohen as the Directors to be elected by the holders of Common Stock voting separately as a single class.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Officers, Directors and greater than 10% shareholders are required to file with the Securities and Exchange Commission pursuant to Section 16(a) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") reports of ownership and changes in ownership. Such reports are filed on Form 3, Form 4 and Form 5 under the Exchange Act, as appropriate. Officers, Directors and greater than 10% shareholders are required by Exchange Act regulations to furnish the Company with copies of all Section 16(a) forms they file.

     To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company or written representations that no such reports were required during the 1998 fiscal year, the Company believes that, during fiscal 1998, all officers, directors and greater than 10% shareholders complied with the applicable Section 16(a) filing requirements, except Cynthia Croatti, the Treasurer and a Director of the Company, and Dennis G. Assad, the Vice President, Sales and Marketing of the Company. Each of Ms. Croatti and Mr. Assad failed to file on a timely basis one Section 16(a) report relating to one transaction. The appropriate reports describing these transactions were subsequently filed.

MEETINGS OF THE BOARD OF DIRECTORS AND ITS COMMITTEES

     The Board of Directors held four meetings during the Company's 1998 fiscal year. During the 1998 fiscal year, the Audit Committee consisted of Albert Cohen, Reynold L. Hoover and Donald J. Evans, and met on two occasions. The Audit Committee is responsible for reviewing the scope of audit and other related services provided by the Company's independent public accountants. During the 1998 fiscal year, the Compensation Committee consisted of Aldo Croatti, Chairman, Albert Cohen and Donald J. Evans and met on one occasion. The Compensation Committee is responsible for reviewing and approving the Company's executive compensation program. The Company does not have a standing nominating committee.

     Each Director attended at least 75% of all of the meetings of the Board of Directors and of the committees of which the Director was a member held during the last fiscal year.

SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL SHAREHOLDERS

     The following table sets forth as of September 30, 1998 certain information concerning shares of Common Stock and Class B Common Stock beneficially owned by
(i) each Director and Nominee, (ii) each of the executive officers of the Company named in the Summary Compensation Table, and (iii) all executive officers and Directors as a group, in each case based on information furnished by such individuals. Except as otherwise specified, the named beneficial owner has sole voting and investment power. The information in the table reflects shares outstanding of each class of common stock on September 30, 1998, and does not take into account conversions after such date of shares of Class B Common Stock into Common Stock. Subsequent conversions of Class B Common Stock into Common Stock will increase the voting control of persons who retain shares of Class B Common Stock.

                                                               PERCENTAGE OF
              NAME OF                AMOUNT AND NATURE OF     ALL OUTSTANDING      PERCENTAGE OF
         BENEFICIAL OWNER            BENEFICIAL OWNERSHIP        SHARES(1)        VOTING POWER(1)
         ----------------            --------------------     ---------------     ---------------
Aldo Croatti (2)...................       7,899,060                   38.5%               69.8%
Ronald D. Croatti (3)..............         469,560                    2.3%                4.1%
Cynthia Croatti (4)................         333,120                    1.6%                2.9%
Robert L. Croatti (5)..............          32,000               *                    *
John B. Bartlett (6)...............           7,700               *                    *
Dennis G. Assad(6).................           2,000               *                    *
Albert Cohen.......................               0               *                    *
Reynold L. Hoover (6)..............             400               *                    *
Donald J. Evans (6)................           1,400               *                    *
All Directors and executive
  officers
  as a group (10 persons)..........       8,745,240                   42.6%               76.9%

---------------

  * Less than 1%.

(1) The percentages have been determined in accordance with Rule 13d-3 under the Exchange Act. As of September 30, 1998, a total of 20,510,608 shares of common stock were outstanding, of which 10,216,864 were shares of Common Stock entitled to one vote per share and 10,293,744 were shares of Class B Common Stock entitled to ten votes per share. Each share of Class B Common Stock is convertible into one share of Common Stock.

(2) All shares shown are shares of Class B Common Stock, representing 76.7% of such class, owned by The Aldo A. Croatti Trust - 1983, of which Aldo Croatti is the sole trustee and a beneficiary. The information presented does not include any shares owned by Mr. Croatti's wife or children, as to which shares Mr. Croatti disclaims any beneficial interest.

(3) Ronald Croatti owns shares of Class B Common Stock only, representing 4.6% of such class. The information presented does not include any shares owned by Mr. Croatti's children, as to which shares Mr. Croatti disclaims any beneficial interest.

(4) Cynthia Croatti owns shares of Class B Common Stock only, representing 3.2% of such class. The information presented does not include any shares owned by Ms. Croatti's children, as to which shares Ms. Croatti disclaims any beneficial interest.

(5) Robert Croatti is the nephew of Aldo Croatti and the cousin of Ronald Croatti and Cynthia Croatti. Robert Croatti owns shares of Common Stock only, representing less than 1% of such class.

(6) Each of Messrs. Bartlett, Assad, Hoover and Evans owns shares of Common Stock only, representing less than 1% of such class.

     To the best knowledge of the Company, the following are the only beneficial owners of more than 5% of the outstanding Common Stock or Class B Common Stock of the Company as of September 30, 1998.

                                                               PERCENTAGE OF
              NAME OF                AMOUNT AND NATURE OF     ALL OUTSTANDING      PERCENTAGE OF
         BENEFICIAL OWNER            BENEFICIAL OWNERSHIP        SHARES(1)        VOTING POWER(1)
         ----------------            --------------------     ---------------     ---------------
Aldo Croatti(2)....................       7,899,060                   38.5%            69.8%
Marie Croatti(3)...................       1,448,132                    7.1%            12.1%
William Blair & Company,
  L.L.C.(4)........................       1,362,502                    6.6%             *
Societe Generale Asset Management
  Corp.(5).........................         782,500                    3.8%             *
Dimensional Fund Advisors, Inc.(6)...       523,200                    2.6%             *

---------------

  * Less than 1%.

(1) The percentages have been determined in accordance with Rule 13d-3 under the Exchange Act. As of September 30, 1998, a total of 20,510,608 shares of common stock were outstanding, of which 10,216,864 were shares of Common Stock entitled to one vote per share and 10,293,744 were shares of Class B Common Stock entitled to ten votes per share. Each share of Class B Common Stock is convertible into one share of Common Stock.

(2) All shares shown are shares of Class B Common Stock, representing 76.7% of such class, owned by The Aldo A. Croatti Trust - 1983, of which Aldo Croatti is the sole trustee and a beneficiary. The information presented does not include any shares owned by Mr. Croatti's wife or children, as to which shares Mr. Croatti disclaims any beneficial interest. Mr. Croatti's address is c/o UniFirst Corporation, 68 Jonspin Road, Wilmington, MA 01887.

(3) Includes 423,168 shares of Class B Common Stock and 84,792 shares of Common Stock owned of record by Marie Croatti, as Trustee under several trusts, the beneficiaries of which are the grandchildren of Aldo Croatti, as to which shares Mrs. Croatti disclaims any beneficial interest. Mrs. Croatti individually owns 940,172 shares of Class B Common Stock, representing 9.1% of such class. Marie Croatti is the wife of Aldo Croatti. Her address is c/o UniFirst Corporation, 68 Jonspin Road, Wilmington, Massachusetts 01887.

(4) The address of William Blair & Company, L.L.C. is 222 West Adams Street, Chicago, IL 60606. William Blair & Company, L.L.C. owns shares of Common Stock only, representing 13.3% of such class. The Company has relied solely upon the information provided by William Blair & Company, L.L.C.

(5) The address of Societe Generale Asset Management Corp. is 1221 Avenue of the Americas, New York, New York 10020. Societe Generale Asset Management Corp. owns shares of Common Stock only, representing 7.7% of such class. Societe Generale Asset Management Corp. shares voting power over the shares listed with its investment advisory client(s). The Company has relied solely upon the information provided by Societe Generale Asset Management Corp.

(6) The address of Dimensional Fund Advisors, Inc. is 1299 Ocean Avenue, Santa Monica, CA 90401. Dimensional Fund Advisors, Inc. owns shares of Common Stock only, representing 5.1% of such class. Dimensional Fund Advisors, Inc. disclaims beneficial ownership of all such shares. The Company has relied solely upon the information provided by Dimensional Fund Advisors, Inc.

SUMMARY COMPENSATION TABLE

     The following table sets forth compensation paid to the Chief Executive Officer of the Company and the four other most highly compensated executive officers of the Company during 1998 for each of the three fiscal years ended August 29, 1998, for services rendered in all capacities to the Company.

                           SUMMARY COMPENSATION TABLE

                                                                                LONG TERM COMPENSATION
                                                                           ---------------------------------
                                                     ANNUAL COMPENSATION                 AWARDS      PAYOUTS
                              ------------------------------------------   --------------------   ----------
                                                            OTHER ANNUAL   RESTRICTED                           ALL OTHER
NAME AND                                                    COMPENSATION     STOCK     OPTIONS/     LTIP      COMPENSATION
PRINCIPAL POSITION            YEAR   SALARY($)   BONUS($)     (1) ($)       AWARDS($)   SARS(#)   PAYOUTS($)     (2)($)
----------------------------  ----   --------    -------    ------------   ----------  --------   ----------  ------------
Ronald D. Croatti(3)........  1998    294,991     53,091       --             --          --         --           11,737
Vice Chairman of the          1997    280,157     61,625       --             --          --         --           10,270
  Board, Chief Executive      1996    268,710     58,050       --             --          --         --            9,382
  Officer and President

Aldo Croatti................  1998    200,850     36,153       --             --          --         --           11,737
Chairman of the Board         1997    200,850     44,187       --             --          --         --           10,270
                              1996    204,713     44,187       --             --          --         --            9,382
Robert L. Croatti...........  1998    222,734     40,086       --             --          --         --           11,737
Executive Vice                1997    211,400     46,502       --             --          --         --           10,270
  President                   1996    204,509     44,175       --             --          --         --            9,382

John B. Bartlett............  1998    189,818     34,162       --             --          --         --           11,737
Senior Vice President         1997    178,758     39,320       --             --          --         --           10,270
  and Chief Financial         1996    171,131     36,968       --             --          --         --            9,382
  Officer

Dennis G. Assad (4).........  1998    148,242     26,679       --             --          --         --           11,737
Vice President of             1997    140,322     30,868       --             --          --         --           10,270
  Sales and Marketing         1996    137,310     29,655       --             --          --         --            8,387

---------------

(1) Perquisites and other personal benefits paid to each named executive officer in each instance aggregated less than $50,000 or 10% of the total annual salary and bonus set forth in the columns entitled "Salary" and "Bonus" for each named executive officer.

(2) Amount shown represents Company's contribution to the named executive officer's account under the Company's Profit Sharing Plan.

(3) Ronald Croatti was elected President of the Company as of the beginning of the 1996 fiscal year.

(4) Dennis G. Assad was elected Vice President of Sales and Marketing in January 1996. Prior to that time, he had served as a Regional General Manager of the Company for more than the preceding five years.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN

     The Company maintains the UniFirst Unfunded Supplemental Executive Retirement Plan (the "SERP") available to certain eligible employees of the Company and its affiliates. Retirement benefits available under the SERP are based on a participant's average annual base earnings for the last three years of employment prior to his retirement date ("Final Average Earnings"). Upon the retirement of a participant on his social security retirement date, the participant will be paid an aggregate amount equal to two times his Final Average Earnings over a twelve year period. Upon the death of a participant, the participant's designated beneficiary will be paid retirement benefits as above (determined as of the date of death if pre-retirement). Additionally, the designated beneficiary will receive a lump sum benefit equal to 40% of the participant's Final Average Earnings. The SERP provides that, upon any change of control, retirement benefits of participants who are age 50 or over and whose employment is terminated within three years of the change of control will become vested and payable, subject to certain years of service requirements.

   AVERAGE                                         ANNUAL RETIREMENT
COMPENSATION(1)                                       BENEFIT(2)
---------------                                    -----------------
  $125,000.......................................       $20,833
  $150,000.......................................       $25,000
  $175,000.......................................       $29,167
  $200,000.......................................       $33,333
  $225,000.......................................       $37,500
  $250,000.......................................       $41,667
  $275,000.......................................       $45,833
  $300,000.......................................       $50,000
  $325,000.......................................       $54,167
  $350,000.......................................       $58,333

---------------

(1) Average Compensation for purposes of this table is based on the participant's average base salary for the last three years of full-time employment preceding retirement.

(2) The Annual Retirement Benefit is payable for twelve years beginning at the participant's social security retirement age. There is no deduction for Social Security or other offset amounts.

                        REPORT OF COMPENSATION COMMITTEE

     The Compensation Committee currently consists of Albert Cohen and Donald J. Evans, two Directors who are not employees of the Company, and Aldo Croatti, Chairman. The Compensation Committee reviews and approves the Company's executive compensation program.

COMPENSATION PHILOSOPHY

     The Company seeks to attract and retain executive officers who, in the judgment of the Company's Board of Directors, possess the skill, experience and motivation to contribute significantly to the long-term success of the Company and to long-term stock price appreciation. With this philosophy in mind, the Compensation Committee follows an executive officer compensation program designed to foster the mutuality of interest between the Company's executive officers and the Company's shareholders and to provide senior management additional incentive to enhance the sales growth and profitability of the Company, and thus shareholder value.

     The Compensation Committee currently reviews its compensation policy annually. Compensation of executive officers currently consists of a base salary and, based on the achievement of predetermined corporate performance objectives, a cash bonus. Although the Company's fiscal year ends in August, compensation decisions generally are made on a calendar year basis.

     On November 6, 1996 the Board of Directors adopted the Company's 1996 Stock Incentive Plan which was approved by the shareholders of the Company at the Company's 1997 Annual Meeting. No options or awards have been granted to date under this Plan.

BASE SALARY

     Each year, the Compensation Committee consults with the Chief Executive Officer with respect to setting the base salaries of its executive officers, other than the Chief Executive Officer, for the ensuing year. Annual salary adjustments are determined by evaluating the financial performance of the Company during the prior year, each executive officer's contribution to the profitability, sales growth, return on equity and market share of the Company during the prior year and the compensation programs and levels paid to executives at other companies generally.

INCENTIVE COMPENSATION PLAN

     Annual cash bonuses for executive officers of the Company are determined in accordance with the Company's incentive compensation plan, the philosophy and substantive requirements of which are reviewed by the Compensation Committee each year. Cash bonuses are determined with reference to the Company's financial performance as measured by growth in revenues and earnings per share and by the Company's customer retention levels.

     Each year, the Compensation Committee confers with the Chief Executive Officer and establishes performance goals for revenues, earnings per share and customer retention. In its determination of the amount of cash bonuses, the Compensation Committee places primary emphasis on growth in earnings per share and lesser emphasis on revenue growth and customer retention. The cash bonuses awarded depend on the extent to which the performance of the Company meets or exceeds the budgeted amounts. In addition, the Compensation Committee establishes minimum achievement thresholds and maximum bonus levels for each of these performance criteria which apply uniformly to the Company's executive officers. Bonuses are determined and paid annually after the end of each fiscal year.

COMPENSATION OF CHIEF EXECUTIVE OFFICER

     The Compensation Committee established the compensation of Ronald D. Croatti, the Chief Executive Officer, for 1998 using the same criteria applicable to determining compensation levels and bonuses for other executive officers as noted in this report. Based on the financial performance of the Company during the 1997 fiscal year, the compensation levels paid to executives of other companies generally and Mr. Croatti's contribution to the profitability, sales growth, return on equity and market share of the Company during the 1997 fiscal year and his leadership of the Company, Mr. Croatti's 1998 base salary was established at $299,894, an increase of 5.0% over the prior year.

                                            Aldo Croatti (Chairman)
                                            Albert Cohen
                                            Donald J. Evans

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     Aldo Croatti, Chairman of the Board of Directors and formerly Chief Executive Officer of the Company, is, and was during fiscal 1998, a member of the Compensation Committee. The Company is not aware of any compensation committee interlocks.

STOCK PERFORMANCE GRAPH

     Set forth below is a line graph comparing the yearly percentage change in the cumulative total shareholder return on the Company's Common Stock, based on the market price of the Common Stock, with the cumulative total shareholder return of a peer group and of companies within the Standard & Poor's 500 Stock Index, in each case assuming reinvestment of dividends. The new peer group is composed of Cintas Corporation, G & K Services, Inc., Unitog Co. and Angelica Corporation. The old peer group includes these same companies and also includes National Service Industries, Inc., which was, but is no longer in the same line of business as the peer group. The calculation of cumulative total shareholder return assumes a $100 investment in the Company's Common Stock, the peer group and the S&P 500 Stock Index on August 31, 1993.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*

                          AMONG UNIFIRST CORPORATION,
          THE S & P 500 INDEX, A NEW PEER GROUP AND AN OLD PEER GROUP.

                                 UNIFIRST         NEW PEER         OLD PEER
                               CORPORATION         GROUP            GROUP          S & P 500
Aug-93                            100.00           100.00           100.00           100.00
Aug-94                             84.25           113.85           112.26           105.47
Aug-95                             87.29           135.86           131.04           128.09
Aug-96                            129.74           185.34           178.39           152.09
Aug-97                            152.80           228.03           217.69           213.91
Aug-98                            161.13           264.58           232.66           231.22

* $100 INVESTED ON 08/31/93 IN STOCK OR INDEX -
  INCLUDING REINVESTMENT OF DIVIDENDS.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The Company retained during the 1998 fiscal year and proposes to retain during the 1999 fiscal year the law firm of Goodwin, Procter & Hoar LLP. Donald
J. Evans, a Director of the Company, was formerly a partner of the law firm of Goodwin, Procter & Hoar LLP, and Raymond C. Zemlin, the Secretary and Clerk of the Company, is a partner in the law firm of Goodwin, Procter & Hoar LLP.

DIRECTOR COMPENSATION

     Each Director who is not an employee of the Company receives a director's fee of $10,000 per year, $1,000 per directors' meeting attended and $250 per telephone directors' meeting and committee meeting attended. A Director who is also an employee of the Company receives no director's fee.

                               2.  OTHER MATTERS

     Management is not aware of any other matters which may come before the Annual Meeting; however, if any matters other than those set forth in the attached Notice of Annual Meeting should be properly presented at the Annual Meeting, the persons named in the enclosed proxy intend to take such action as will be, in their discretion, consistent with the best interest of the Company.

INDEPENDENT PUBLIC ACCOUNTANTS

     Management has selected the firm of Arthur Andersen LLP, independent public accountants, to serve as auditors for the fiscal year ending August 28, 1999. Arthur Andersen LLP has served as the Company's auditors since 1972.

     A representative of Arthur Andersen LLP is expected to be present at the Annual Meeting. He or she will have an opportunity to make a statement, if he or she desires to do so, and will be available to respond to appropriate questions.

SHAREHOLDER PROPOSALS

     Any shareholder desiring to present a proposal for inclusion in the Company's Proxy Statement in connection with the Company's 2000 Annual Meeting of Shareholders must submit the proposal so as to be received by the Clerk of the Company at the principal executive offices of the Company, 68 Jonspin Road, Wilmington, Massachusetts 01887, not later than August 4, 1999. In addition, in order to be included in the proxy statement, such a proposal must comply with the requirements as to form and substance established by applicable laws and regulations.

     Shareholders wishing to present business for action, other than proposals to be included in the Company's Proxy Statement, or to nominate candidates for election as directors at a meeting of the Company's shareholders, must do so in accordance with the Company's By-laws. The By-laws provide, among other requirements, that in order to be presented at the 2000 Annual Meeting, such shareholder proposals or nominations may be made only by a stockholder of record who shall have given notice of the proposal or nomination and the related required information to the Company no earlier than September 14, 1999 and no later than October 29, 1999.

     WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING, PLEASE FILL IN AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENVELOPE PROVIDED. IF YOU DESIRE TO VOTE YOUR STOCK IN PERSON AT THE MEETING, YOUR PROXY MAY BE REVOKED.

December 3, 1998

                                                                      0536-PS-99

UN227B                              DETACH HERE


                                     PROXY

                              UNIFIRST CORPORATION



The undersigned holder of shares of Class B Common Stock of UniFirst Corporation hereby appoints ALDO CROATTI, RONALD D. CROATTI and DONALD J. EVANS, and each of them, proxies with power of substitution to vote on behalf of the undersigned at the Annual Meeting of Shareholders of UniFirst Corporation to be held at the offices of BankBoston, N.A., 2nd Floor Conference Center, 100 Federal Street, Boston, Massachusetts 02110, on Tuesday, January 12, 1999 at 10:00 o'clock in the forenoon, and at any adjournment thereof, hereby granting full power and authority to act on behalf of the undersigned at this meeting and at any adjournment thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof. The undersigned hereby revokes any proxy previously given and acknowledges receipt of the Notice of Annual Meeting and Proxy Statement and a copy of the Annual Report for the fiscal year ended August 29, 1998.

WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEE LISTED IN PROPOSAL 1, SO THAT A SHAREHOLDER WISHING TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATION NEED ONLY SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT IN THE ENCLOSED ENVELOPE.


-------------                                                      -------------
 SEE REVERSE                                                        SEE REVERSE
    SIDE                                                               SIDE
-------------                                                      -------------

                  (Please sign on the reverse side and return
                      promptly in the enclosed envelope.)

UN277A                           DETACH HERE

--- Please mark
 X  votes as in
--- this example.


     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEE SET FORTH IN PROPOSAL 1 BELOW.

     1. ELECTION OF ONE CLASS II DIRECTOR

        Nominee:    Ronald D. Croatti


            FOR   ----        ---- WITHHELD
            THE                    FROM THE
          NOMINEE ----        ---- NOMINEE





                                                                         ----
                          MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT
                                                                         ----

                                                                         ----
                          MARK HERE IF YOU PLAN TO ATTEND THE MEETING
                                                                         ----




                          For joint accounts each owner should sign. Executors, Administrators, Trustees, etc. should give full title.




Signature:_____________ Date: _________  Signature:_____________ Date: _________

UNI26B                            DETACH HERE

                                     PROXY

                              UNIFIRST CORPORATION


The undersigned holder of shares of Common Stock of UniFirst Corporation hereby appoints ALDO CROATTI, RONALD D. CROATTI and DONALD J. EVANS, and each of them, proxies with power of substitution to vote on behalf of the undersigned at the Annual Meeting of Shareholders of UniFirst Corporation to be held at the offices of BankBoston, N.A., 2nd Floor Conference Center, 100 Federal Street, Boston, Massachusetts 02110, on Tuesday, January 12, 1999 at 10:00 o'clock in the forenoon, and at any adjournment thereof, hereby granting full power and authority to act on behalf of the undersigned at this meeting and at any adjournment thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof. The undersigned hereby revokes any proxy previously given and acknowledges receipt of the Notice of Annual Meeting and Proxy Statement and a copy of the Annual Report for the fiscal year ended August 29, 1998.


WHEN PROPERLY EXECUTED, THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED FOR THE NOMINEE LISTED IN PROPOSAL 1, SO THAT A SHAREHOLDER WISHING
TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATION NEED ONLY SIGN AND DATE THIS PROXY ON THE REVERSE SIDE AND RETURN IT IN THE ENCLOSED ENVELOPE.


-------------                                                      -------------
 SEE REVERSE                                                        SEE REVERSE
    SIDE                                                               SIDE
-------------                                                      -------------

                  (Please sign on the reverse side and return
                      promptly in the enclosed envelope.)

UNI26A                              DETACH HERE


[X] PLEASE MARK
    VOTES AS IN
    THIS EXAMPLE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES SET FORTH IN PROPOSAL 1 BELOW.



1 ELECTION OF TWO CLASS II DIRECTORS


  NOMINEES: Ronald D. Croatti and Donald J. Evans


       FOR    [ ]     [ ]  WITHHELD
      BOTH                 FROM BOTH
    NOMINEES               NOMINEES

[ ]
   --------------------------------------
  For both nominees except as noted above


                               MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT [ ]


                               MARK HERE IF YOU PLAN TO ATTEND THE MEETING   [ ]



                               For joint accounts, each owner should sign.
                               Executors, Administrators, Trustees, etc. should give full title.



Signature               Date             Signature                Date
         --------------     -----------           --------------      ----------